UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21634

Access One Trust
(Exact name of registrant as specified in charter)

7501 Wisconsin Avenue, Suite 1000, Bethesda, MD			20814
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(240) 497-6400

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2014

Item 1. Reports to Stockholders.

Semiannual Report

JUNE 30, 2014

Access One Trust

Access VP High Yield Fund

Table of Contents

1	Message from the Chairman
3	Expense Examples
7	Financial Statements and Financial Highlights
15	Notes to Financial Statements

Message from the Chairman

Dear Shareholder:

I am pleased to present the Access VP High Yield Fund Semiannual Report to shareholders for the six months ended June 30, 2014.

High Yield Market Posts Solid Gains

The U.S. high yield market returned 5.0% for the six-month period, as measured by the Markit iBoxx® $ Liquid High Yield Index. Corporate credit spreads continued their narrowing trend, reflecting the strong demand for yield and generally improving economic conditions. Yields on high yield securities declined during the period, with the JPMorgan Domestic High Yield Summary Yield to Maturity reaching 6.0% as of the end of June, down from 6.6% at the start of the year.

Investment grade corporate credit and intermediate term Treasurys had similar performance to high yield, returning 6.5% and 6.1%, respectively, as measured by the Markit iBoxx® $ Liquid Investment Grade Index and the Ryan Labs 10 Year Treasury Index. Long-dated Treasurys were the strongest performers of the U.S. fixed income market, with the Ryan Labs 30 Year Treasury Index returning 13.8%. The Barclays U.S. Aggregate Bond Index, which tracks the broader U.S. fixed income market, returned 3.9%.

Most investors had expected rates to rise this year and were braced for a challenging bond market. In fact, the opposite occurred following softer than expected economic conditions in the first quarter and Fed indications that monetary policy would remain highly accommodative until the job market improved materially.

Economic Growth Uneven

The U.S. economy shrank 2.9% in the first quarter of 2014, down sharply from growth of 2.6% in the fourth quarter of 2013, surprising even the most pessimistic of prognosticators. The number reflected a significant decrease in private inventory investment, nonresidential fixed investment and exports, as well as a slowdown in private consumption, all of which were attributable at least in part to the harsh winter. The dismal GDP number is expected to be an isolated event, however. U.S. data in the second quarter has been very encouraging and consistent with the broader recovery trend. Notably, job growth has been strong, bringing the unemployment rate down to 6.1% in June from 6.7% in December 2013.

We appreciate the trust you have placed in us by choosing the Access VP High Yield Fund and look forward to continuing to serve your investing needs.

Sincerely,

Michael L. Sapir

Chairman of the Board of Trustees

1

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Expense Examples

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June 30, 2014 (unaudited) :: Expense Examples :: Access One Trust ::	5

As a Fund shareholder, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing cost of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. These examples also do not reflect fees associated with insurance company or insurance contracts. If those fees were reflected, expenses would be higher.

These examples are based on an investment of $1,000 invested at January 1, 2014 and held for the entire period from January 1, 2014 through June 30, 2014.

The Actual Expense table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period 1/1/14 - 6/30/14(1)	Annualized Expense Ratio During Period 1/1/14 - 6/30/14
Access VP High Yield Fund	$1,000.00	$1,022.30	$8.42	1.68%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period 1/1/14 - 6/30/14(1)	Annualized Expense Ratio During Period 1/1/14 - 6/30/14
Access VP High Yield Fund	$1,000.00	$1,016.46	$8.40	1.68%

(1)         Expenses are equal to the average account value, multiplied by the Fund’s annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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Financial Statements and
Financial Highlights

8	:: Access One Trust :: Access VP High Yield Fund :: Schedule of Portfolio Investments :: June 30, 2014 (unaudited)

Investment Objective: The Access VP High Yield Fund seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity.

Allocation of Portfolio Holdings & Composition

Market Exposure

Investment Type	% of Net Assets
U.S. Treasury Obligations	53%
Futures Contracts	17%
Credit Default Swap Agreements	81%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The Access VP High Yield Fund primarily invests in non-equity securities, which may include: credit default swap agreements, futures contracts, repurchase agreements, U.S. Government and money market securities.

Industry Exposure

% of Market Exposure (CDS)
Consumer Cyclical	31%
Consumer Non-cyclical	16%
Communications	14%
Financial	10%
Industrial	8%
Technology	8%
Energy	5%
Basic Materials	5%
Utilities	3%

Schedule of Portfolio Investments

U.S. Treasury Obligation (52.5%)

	Principal Amount	Value
U.S. Treasury Notes, 1.625%, 6/30/19	$71,300,000	$71,291,645
TOTAL U.S. TREASURY OBLIGATION
(Cost $71,288,866)		71,291,645
Repurchase Agreements (43.7%)
Deutsche Bank Securities, Inc., 0.02%, 7/1/14, dated 6/30/14, with a repurchase price of $875,000 (Collateralized by $890,000 Federal Home Loan Mortgage Corp., 1.70%, 11/21/18, total value $892,703)	875,000	875,000
HSBC Securities (USA), Inc., 0.03%, 7/1/14, dated 6/30/14, with a repurchase price of $14,013,010 (Collateralized by $39,197,300 U.S. Treasury Strips, 3.52%+, 5/15/43, total value $14,293,295)	14,013,000	14,013,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.02%, 7/1/14, dated 6/30/14, with a repurchase price of $8,758,005 (Collateralized by $8,989,400 U.S. Treasury Notes, 0.88%, 1/31/18, total value $8,933,219)	8,758,000	8,758,000
RBC Capital Markets, LLC, 0.03%, 7/1/14, dated 6/30/14, with a repurchase price of $10,509,007 (Collateralized by $6,722,000 U.S. Treasury Notes, 0.88%, 1/31/18 and $6,760,200 U.S. Treasury Strips, 3.27%+, 5/15/30, which had an aggregate value of $10,719,207)	10,509,000	10,509,000
Societe’ Generale, 0.04%, 7/1/14, dated 6/30/14, with a repurchase price of $14,013,015 (Collateralized by $13,489,300 U.S. Treasury Inflation Protected Securities (TIPS), 0.13%, 4/15/18, total value $14,293,262)	14,013,000	14,013,000
UMB Bank N.A., 0.02%, 7/1/14, dated 6/30/14, with a repurchase price of $11,150,006 (Collateralized by $11,346,000 of various U.S. Government Agency Obligations, 0.20%-1.38%, 9/12/14-8/14/15, which had an aggregate value of $11,373,339)	$11,150,000	$11,150,000
TOTAL REPURCHASE AGREEMENTS
(Cost $59,318,000)		59,318,000
TOTAL INVESTMENT SECURITIES
(Cost $130,606,866)—96.2%		130,609,645
Net other assets (liabilities)—3.8%		5,142,880
NET ASSETS—100.0%		$135,752,525

+  Represents the effective yield or interest rate in effect at June 30, 2014.

See accompanying notes to the financial statements.

June 30, 2014 (unaudited) :: Schedule of Portfolio Investments :: Access One Trust :: Access VP High Yield Fund ::	9

Futures Contracts Purchased

	Contracts	Unrealized Appreciation/ (Depreciation)
5-Year U.S. Treasury Note Futures Contracts expiring 10/1/14 (Underlying notional amount at value $23,172,391)	194	$(18,162)

Centrally Cleared Swap Agreements

Credit Default Swap Agreements — Sell Protection(a)

Underlying Instrument*	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2014(b)	Notional Amount(c)		Value	Premiums Paid (Received)	Unrealized Gain (Loss)
CDX North America High Yield Index Swap Agreement; Series 22	5.00%	6/20/19	3.03%	$110,187,000	**	$9,594,166	$8,187,458	$1,406,708
						$9,594,166	$8,187,458	$1,406,708

*                 As of June 30, 2014, the CDX North America High Yield Index included securities which had defaulted and represented 1% of the Index.

**          Reflects the notional amount after the default of securities.

(a)         When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)         Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)          The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See accompanying notes to the financial statements.

10	:: Access One Trust :: Statement of Assets and Liabilities :: June 30, 2014 (unaudited)

ASSETS:
Total Investment Securities, at cost	$130,606,866
Securities, at value	71,291,645
Repurchase agreements, at value	59,318,000
Total Investment Securities, at value	130,609,645
Cash	54
Segregated cash balances for futures contracts with brokers	189,028
Segregated cash balances for credit default swap agreements with brokers	5,726,639
Interest receivable	3,193
Receivable for capital shares issued	882
Variation margin on futures contracts	13,641
Prepaid expenses	1,584
TOTAL ASSETS	136,544,666
LIABILITIES:
Payable for capital shares redeemed	378,041
Variation margin on credit default swap agreements	112,207
Advisory fees payable	81,807
Management services fees payable	10,908
Administration fees payable	4,112
Administrative services fees payable	62,979
Distribution fees payable	73,306
Transfer agency fees payable	6,692
Fund accounting fees payable	8,146
Compliance services fees payable	672
Trustee fees payable	44
Other accrued expenses	53,227
TOTAL LIABILITIES	792,141
NET ASSETS	$135,752,525
NET ASSETS CONSIST OF:
Capital	$135,291,143
Accumulated net investment income (loss)	(4,591,818)
Accumulated net realized gains (losses) on investments	3,661,875
Net unrealized appreciation (depreciation) on investments	1,391,325
NET ASSETS	$135,752,525
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):	4,633,229
Net Asset Value (offering and redemption price per share):	$29.30

See accompanying notes to the financial statements.

For the Period Indicated (unaudited) :: Statement of Operations :: Access One Trust ::	11

For the Six Months Ended June 30, 2014
INVESTMENT INCOME:
Interest	$518,336
EXPENSES:
Advisory fees	470,297
Management services fees	62,706
Administration fees	31,511
Transfer agency fees	39,994
Administrative services fees	142,245
Distribution fees	156,766
Custody fees	4,430
Fund accounting fees	49,311
Trustee fees	1,752
Compliance services fees	764
Other fees	43,147
Recoupment of prior expenses reduced by the Advisor	50,081
TOTAL NET EXPENSES	1,053,004
NET INVESTMENT INCOME (LOSS)	(534,668)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	742,148
Net realized gains (losses) on futures contracts	67,269
Net realized gains (losses) on swap agreements	4,806,190
Change in net unrealized appreciation/depreciation on investments	(2,319,513)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	3,296,094
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,761,426

See accompanying notes to the financial statements.

12	:: Access One Trust :: Statements of Changes in Net Assets :: For the Periods Indicated

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
FROM INVESTMENT ACTIVITES:
OPERATIONS:
Net investment income (loss)	$(534,668)	$(1,142,133)
Net realized gains (losses) on investments	5,615,607	6,806,456
Change in net unrealized appreciation/depreciation on investments	(2,319,513)	3,404,335
Change in net assets resulting from operations	2,761,426	9,068,658
DISTRIBUTIONS TO SHAREHOLDERS FROM:
In excess of net investment income	(4,536,274)	(2,599,377)
Net realized gains on investments	(1,509,596)	(3,252,725)
Change in net assets resulting from distributions	(6,045,870)	(5,852,102)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	85,468,908	279,703,940
Dividends reinvested	6,045,870	5,852,102
Value of shares redeemed	(83,475,543)	(269,176,546)
Change in net assets resulting from capital transactions	8,039,235	16,379,496
Change in net assets	4,754,791	19,596,052
NET ASSETS:
Beginning of period	130,997,734	111,401,682
End of period	$135,752,525	$130,997,734
Accumulated net investment income (loss)	$(4,591,818)	$479,124
SHARE TRANSACTIONS:
Issued	2,845,694	9,503,462
Reinvested	207,263	195,958
Redeemed	(2,784,391)	(9,209,663)
Change in shares	268,566	489,757

See accompanying notes to the financial statements.

Financial Highlights :: Access VP High Yield Fund ::	13

Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Six Months Ended Jun. 30, 2014 (unaudited)		Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009
Net Asset Value, Beginning of Period	$30.01		$28.75	$26.32	$26.57	$26.37	$24.83
Investment Activities:
Net investment income (loss)(a)	(0.13)		(0.35)	(0.37)	(0.28)	(0.23)	(0.18)
Net realized and unrealized gains (losses) on investments	0.79		3.19	4.02	1.00	4.09	3.97
Total income (loss) from investment activities	0.66		2.84	3.65	0.72	3.86	3.79
Distributions to Shareholders From:
In excess of net investment income	(1.03)		(0.78)	(1.22)	(0.24)	(3.66)	(2.25)
Net realized gains on investments	(0.34)		(0.80)	—	(0.73)	—	—
Total distributions	(1.37)		(1.58)	(1.22)	(0.97)	(3.66)	(2.25)
Net Asset Value, End of Period	$29.30		$30.01	$28.75	$26.32	$26.57	$26.37
Total Return	2.23	%(b)	10.02%	14.12%	2.74%	16.37%	16.91%
Ratios to Average Net Assets:
Gross expenses(c)	1.68%		1.68%	1.75%	1.77%	1.88%	1.98%
Net expenses(c)	1.68%		1.68%	1.68%	1.68%	1.68%	1.67%
Net investment income (loss)(c)	(0.85)%		(1.20)%	(1.33)%	(1.07)%	(0.88)%	(0.77)%
Supplemental Data:
Net assets, end of period (000’s)	$135,753		$130,998	$111,402	$63,234	$36,532	$41,059
Portfolio turnover rate(d)	619	%(b)	1,336%	1,408%	1,381%	1,401%	1,671%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Not Annualized for period less than one year.

(c)          Annualized for periods less than one year.

(d)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts.) The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

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Notes to Financial Statements

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June 30, 2014 (unaudited) :: Notes to Financial Statements :: Access One Trust ::	17

1. Organization

The Access One Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust consists of three separate investment portfolios and is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying financial statements relate to the Access VP High Yield Fund (the “Fund”) which is classified as non-diversified under the 1940 Act. The Fund has one class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust and Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Investment Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3.

Repurchase Agreements

The Fund may enter into repurchase agreements with financial institutions in pursuit of its investment objective, as “cover” for the investment techniques it employs, or for liquidity purposes. Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.

The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major global financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the Fund will be monitored by ProFund Advisors LLC (the “Advisor”). In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. Funds within both the Trust and ProFunds (an affiliated trust) invest in repurchase agreements jointly. The Fund, therefore, holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by the Fund. The collateral underlying the repurchase agreement is held by the Fund’s custodian. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. During periods of high demand for repurchase agreements, the Fund may be unable to invest available cash in these instruments to the extent desired by the Advisor.

Derivative Instruments

The Fund maintains exposure to the high yield market (i.e., U.S. corporate high yield debt market), regardless of market conditions. This means the Fund does not adopt defensive positions in anticipation of an adverse market climate. The Fund invests primarily in derivatives and U.S. Treasury obligations that the Advisor believes, in combination, should provide investment results that correspond to the high yield market. During the period ended June 30, 2014, the Fund held credit default swap agreements for credit exposure to the high yield market and futures contracts and treasury notes for interest rate exposure to meet the Fund’s investment objective.

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The volume associated with derivative positions varies on a daily basis as the Fund transacts in derivative contracts in order to achieve the appropriate exposure, as expressed in notional amount, in comparison to net assets consistent with the Fund’s investment objective.

The notional amount of the open derivative positions relative to the Fund’s net assets at period end is generally representative of the notional amount of open positions to net assets throughout the reporting period.

On January 9, 2014, the Advisor registered as a commodity pool operator (a “CPO”) under the CEA. On December 5, 2012 the Advisor also registered as a commodity trading advisor (a “CTA”) under the Commodities Exchange Act, as amended (“CEA”). However, in connection with its management of the Fund, the Advisor has claimed an exclusion from the definition of CPO under the CEA, pursuant to Commodities Futures Trading Commission (“CFTC”) Regulation 4.5 due to the Fund’s limited trading in commodity interests. Accordingly, with respect to the Fund, the Advisor is not subject to registration or regulation as a CPO under the CEA. To remain eligible for the exclusion, the Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including certain swap transactions (as well as futures and options on futures). In the event that any of the Fund’s investments in

18	:: Access One Trust :: Notes to Financial Statements :: June 30, 2014 (unaudited)

commodity interests are not within the thresholds set forth in the exemption, the Advisor will not be able to rely on the exclusion, and will be required to comply with the additional recordkeeping, reporting, and disclosure requirements with respect to the Fund. The Advisor’s eligibility to claim the exclusion with respect to the Fund is based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purpose of such investments and the manner in which the Fund holds out its use of commodity interests. The Fund’s ability to invest in commodity interests (including, but not limited to swaps and futures on broad-based securities indexes and interest rates) is limited by the Advisor’s intention to operate the Fund in a manner that would permit the Advisor to continue to claim the exclusion, which may affect the Fund’s total return. In the event the Advisor becomes unable to rely on the exclusion and is required to register with the CFTC as a CPO with respect to the Fund, the Fund’s expenses may increase, adversely affecting the Fund’s return.

The following is a description of the derivative instruments utilized by the Fund, including certain primary underlying risk exposures related to each instrument type.

Swap Agreements

As of June 30, 2014, the Fund invested in centrally cleared credit default swaps as a substitute for investing directly in bonds in order to gain credit exposure to the high yield market.

In a credit default swap (“CDS”), the agreement may reference one or more debt securities or reference entities. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference entity has occurred. If a credit event occurs, the seller generally must pay the buyer: a) the “par value” (full notional value) of the swap; or b) the difference between the notional value of the defaulted reference entity and the recovery price/rate for the defaulted reference entity.

A CDS may require premium (discount) payments as well as daily payments (receipts) related to the interest leg of the swap or to the default or change in price of a reference obligation. The Fund will segregate assets necessary to meet any accrued payment obligations if the value of the CDS declines.

The counterparty risk for cleared swap agreements is generally lower than for uncleared over-the-counter swap agreements because generally a clearing organization becomes substituted for each counterparty to a cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund.

If the Fund is a seller of a CDS contract (also referred to as a seller of contracts or as a buyer of risk), the Fund would be required to pay the par (or other agreed upon) value of a referenced obligation to the counterparty in the event of a default or other credit event. In return, the Fund would receive from the counterparty a daily stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a buyer of a CDS contract (also referred to as a buyer of protection or a seller of risk, or a seller of the reference security or group of securities), the Fund would have the right to deliver a reference obligation and receive the par (or other agreed-upon) value of such obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade). In return, the Fund would pay the counterparty a daily stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

The Fund enters into a CDS with multiple reference entities, in which case payments and settlements in respect of any defaulting reference entity would typically be dealt with separately from the other reference entities.

Upon entering into a cleared CDS, the Fund may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS (this amount is subject to change by the clearing organization that clears the trade). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the CDS and is returned to the Fund upon termination of the CDS, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the CDS fluctuates, making the long and short positions in the CDS contract more or less valuable, a process known as “marking-to-market.” The premium (discount) payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of the counterparties or clearing organization to perform. The Advisor, under the supervision of the Trust’s Board of Trustees, is responsible for determining and monitoring the liquidity of the Fund’s transactions in swap agreements.

Futures Contracts

The Fund may purchase or sell futures contracts thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. As of June 30, 2014, the Fund held settled U.S. Treasury note futures contracts.

A physical-settlement futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) a specified asset on the expiration date of the contract. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at

June 30, 2014 (unaudited) :: Notes to Financial Statements :: Access One Trust ::	19

which the agreement is made. No physical delivery of the underlying asset is made.

The Fund generally engages in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased), there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold), there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of a Fund’s loss from an unhedged short position in a futures contract is potentially unlimited and investors may lose the amount that they invest plus any profits recognized on that investment. The Fund intends to engage in transactions in futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 1% to 3% of the contract amount for treasury futures (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the asset underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, the Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of futures and the market value of the underlying securities, and the possibility of an illiquid market for a futures contract. Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national securities exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to the Fund.

Offsetting Assets and Liabilities

The Fund is subject to master netting agreements or similar arrangements that allow for amounts owed between the Fund and the counterparty to be netted upon early termination. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements or similar arrangements do not apply to amounts owed to/from different counterparties.

As described above, the Fund utilizes derivative instruments to achieve its investment objective during the period. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements or similar arrangements. Information concerning the counterparties, value of, collateralization and amounts due under Repurchase Agreement transactions may be found on the Fund’s Schedule of Portfolio Investments.

Summary of Derivative Instruments

The following table summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of June 30, 2014.

	Assets		Liabilities
	Unrealized Appreciation on Futures Contracts*	Unrealized Gain on Swap Agreements*	Unrealized Depreciation on Futures Contracts*	Unrealized Loss on Swap Agreements*
Credit Risk Exposure:	$—	$1,406,708	$—	$—
Interest Rate Risk Exposure:	—	—	18,162	—

*                 Includes cumulative appreciation/depreciation on futures contracts and cumulative unrealized gain (loss) on swap agreements as reported in the Schedule of Portfolio Investments. Only current day’s variation margin for both futures contracts and swap agreements are reported within the Statement of Assets and Liabilities.

20	:: Access One Trust :: Notes to Financial Statements :: June 30, 2014 (unaudited)

The following table presents the effect of derivative instruments on the Fund’s Statement of Operations, categorized by risk exposure, for the period ended June 30, 2014.

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations		Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
	Net Realized Gains (Losses) on Futures Contracts	Net Realized Gains (Losses) on Swap Agreements	Change in Net Unrealized Appreciation/Depreciation on Investments
Credit Risk Exposure:	$—	$4,806,190	$(2,650,438)
Interest Rate Risk Exposure:	67,269	—	345,286

Asset (Liability) amounts shown in the table below represent amounts owed to (by) the Fund for derivative related investments at June 30, 2014. These amounts may be collateralized by cash or financial instruments, segregated for the benefit of the Fund or the counterparties, depending on whether the related contracts are in an appreciated or depreciated position at period end. Amounts shown in the column labeled “Net Amount” represent the un-collateralized portions of these amounts at period end. These amounts may be un-collateralized due to timing differences related to market movements or subject to certain minimum thresholds for collateral movement, as further described above.

		Gross Amounts Not Offset in the
		Statement of Assets and Liabilities*
	Gross Asset (Liability) as
	presented in the Statement of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged	Net Amount
Credit Default Swap Agreements	$(112,207)	$—	$112,207	$—
Futures Contracts	13,641	—	—	13,641

*                 The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

**          Financial instruments received are not disclosed on the Statement of Assets and Liabilities because the Fund does not have effective control of the collateral.

Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on the trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliate, are allocated among the respective funds in the Trust and/or affiliate based upon relative net assets or another reasonable basis.

Distributions to Shareholders

The Fund intends to declare and distribute net investment income at least quarterly, if any. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, differing treatment on certain swap agreements, net operating loss, distribution reclassification, equalization, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain swap agreements) do not require a reclassification. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.

Federal Income Taxes

The Fund intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal

June 30, 2014 (unaudited) :: Notes to Financial Statements :: Access One Trust ::	21

Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Fund intends to make timely distributions in order to avoid tax liability. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a calendar tax year end.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken and the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Other

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as “Fees paid indirectly.”

3. Investment Valuation Summary

The valuation techniques employed by the Fund, described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These valuation techniques distinguish between market participant assumptions developed based on market data obtained from sources independent of the Fund and the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•                  Level 1 — quoted prices in active markets for identical assets

•                  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. For example, repurchase agreements are generally valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value measurements may also require additional disclosure when the volume and level of activity for the asset or liability have significantly decreased, as well as when circumstances indicate that a transaction is not orderly. Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end.

Derivatives are generally valued using independent pricing services and/or agreements with counterparties or other procedures approved by the Trust’s Board of Trustees. Futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of the Fund is determined and are typically categorized as Level 1 in the fair value hierarchy. Swap agreements are valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and ask quotes and are typically categorized as Level 2 in the fair value hierarchy. If there was no sale on that day, fair valuation procedures as described below may be applied.

Security prices are generally valued at their market value using information provided by a third party pricing service or market quotations. The securities in the portfolio of the Fund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the official closing price, if available, or the last sale price, on the exchange or system where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the official closing price, if applicable, on any other exchange or system. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. If there have been no sales for that day on any exchange or system, the security will be valued using fair value procedures in accordance with procedures approved by the Trust’s Board of Trustees as described below.

Securities regularly traded in the over-the-counter (“OTC”) markets, including securities listed on an exchange, but that are primarily traded OTC other than those traded on the NASDAQ/NMS, are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those instruments. Fixed-income securities are generally valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes for those instruments. Short-term fixed-income securities maturing in sixty days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

When the Advisor determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

22	:: Access One Trust :: Notes to Financial Statements :: June 30, 2014 (unaudited)

For the period ended June 30, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of June 30, 2014, based upon the three levels defined above, is included in the table below:

	Level 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
Access VP High Yield Fund
U.S. Treasury Obligation	$—	$—	$71,291,645	$—	$71,291,645	$—
Repurchase Agreements	—	—	59,318,000	—	59,318,000	—
Credit Default Swap Agreements	—	—	—	1,406,708	—	1,406,708
Futures Contracts	—	(18,162)	—	—	—	(18,162)
Total	$—	$(18,162)	$130,609,645	$1,406,708	$130,609,645	$1,388,546

^                  Other financial instruments include any derivative instruments not reflected in the Schedule of Portfolio Investments as Investment Securities, such as futures contracts and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

4. Fees and Transactions with Affiliates and Related Parties

The Fund has entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the Fund pays the Advisor a fee at an annualized rate of 0.75% of its average daily net assets.

In addition, subject to the condition that the aggregate daily net assets of the Trust and ProFunds be equal to or greater than $10 billion, the Advisor has agreed to the following fee reductions with respect to each individual Fund: 0.025% of the Fund’s daily net assets in excess of $500 million to $1 billion, 0.05% of the Fund’s daily net assets in excess of $1 billion to $2 billion, and 0.075% of the Fund’s daily net assets in excess of $2 billion. During the period ended June 30, 2014, no Fund’s annual investment advisory fee was subject to such reductions.

Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citi Fund Services, Inc., acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays Citi an annual fee based on the Trust’s and ProFunds’ aggregate average net assets at an annualized tier rate ranging from 0.005% to 0.05% and a base fee for certain filings. Administration fees include additional fees paid to Citi by the Trust for additional services provided, including support of the Trust’s compliance program. Citi also acts as transfer agent and fund accounting agent for the Fund for which it receives additional fees. As transfer agent for the Fund, Citi receives a base fee, service charges, fees based on the number of VP funds, and reimbursement of certain expenses. As fund accounting agent for the Fund, Citi receives an annual fee based on the Trust’s and ProFunds’ aggregate average net assets at an annualized tier rate ranging from 0.00375% to 0.10%, a base fee and reimbursement of certain expenses.

ProFunds Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Advisor, serves as the Trust’s distributor.

Under a Distribution and Shareholder Services Plan, adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay financial intermediaries such as broker-dealers, insurance companies and the Distributor up to 0.25%, on an annualized basis, of its average daily net assets as compensation for distribution-related activities and/or shareholder services.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the Fund. For these services, the Fund pays the Advisor a fee at the annual rate of 0.10% of its average daily net assets.

The Trust, on behalf of the Fund, has entered into an administrative services agreement with certain insurance companies, pursuant to which the insurance companies will provide administrative services with respect to the Fund. For these services, the Fund may pay the insurance companies administrative services fees at an annual rate of up to 0.35% of its average daily net assets as reflected on the Statement of Operations as “Administrative services fees.”

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Except as noted below with respect to the Trust’s Chief Compliance Officer, such Officers and Trustee receive no compensation from the Fund for serving in their respective roles. The Trust, together with affiliated Trusts, pays each Independent Trustee compensation for his services as Trustee at the annual rate of $155,000. Independent Trustees also receive $7,500 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $3,000 for attending each telephonic meeting. During the period ended June 30, 2014, actual Trustee compensation was $286,500 in aggregate from the Trust and affiliated trusts. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the Fund reimburses the Advisor for their related compensation and certain other expenses incurred as reflected on the Statement of Operations as “Compliance services fees.”

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the Fund in order to limit the annual operating expenses (exclusive of brokerage costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, and extraordinary expenses as determined under GAAP) to an annualized rate of 1.68% of the average daily net assets of the Fund. This expense limitation remains in effect until at least April 30, 2015.

June 30, 2014 (unaudited) :: Notes to Financial Statements :: Access One Trust ::	23

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the expense limit period in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the Fund to exceed the expense limit for the applicable period. Any amounts recouped by the Advisor during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reduced by the Advisor.” As of June 30, 2014, the recoupments that may potentially be made by the Fund are as follows:

Expires 4/30/15
Access VP High Yield Fund	$45,805

5. Securities Transactions

The cost of U.S. government security purchases and the proceeds from the sale of U.S. government securities (excluding securities maturing less than one year from acquisition) during the period ended June 30, 2014 were as follows:

	Purchases	Sales
Access VP High Yield	$425,053,516	$417,897,969

6. Investment Risks

The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

Risks Associated with the Use of Derivatives

The Fund obtains investment exposure through derivatives which may be considered aggressive. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives may also expose the Fund to losses in excess of those amounts initially invested. Investing in derivatives may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying a derivative (e.g., the securities contained in the Fund’s benchmark), including: 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount the Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust the Fund’s position in a particular instrument when desired. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

Active Investor Risk

The Fund permits short-term trading of its securities. The Advisor expects a significant portion of assets invested in the Fund to come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Fund’s prospectus.

Credit Default Swaps (CDS) Risk

While the Fund will normally be a net “seller” of CDS, at times the Fund may be a net “buyer” of CDS. When the Fund is a seller of credit protection, upon the occurrence of a credit event, the Fund will have an obligation to pay the full notional value of a defaulted reference entity less recovery value. When a Fund is a buyer of credit protection, upon the occurrence of a credit event, the counterparty to the Fund will have an obligation to pay the full notional value of a defaulted reference entity less recovery value. Recovery values for CDS are generally determined via an auction process to determine the final price for a given reference entity. An active market may not exist for any of the CDS in which the Fund invests or in the reference entities subject to the CDS. As a result, the Fund’s ability to maximize returns or minimize losses on such CDS may be impaired. Other risks of CDS include the difficulties in valuing a CDS depending on whether an active market exists for them or the lack of pricing transparency, or the risk that the CDS utilized by the Fund perform in ways that are not expected.

Counterparty Risk

The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. Although the counterparty to a centrally cleared swap agreement and/or exchange-traded futures contract is often backed by a futures commission merchant (“FCM”) or clearing organization that is further backed by a group of financial institutions, there may be instances in which the FCM or the clearing organization could fail to perform its obligations, causing significant losses to

24	:: Access One Trust :: Notes to Financial Statements :: June 30, 2014 (unaudited)

the Fund. For example, the Fund could lose margin payments it has deposited with a clearing organization as well as any gains owed but not paid to the Fund if the clearing organization becomes insolvent or otherwise fails to perform its obligations.

Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures or options on futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In the case of cleared swaps, customers of a FCM in bankruptcy are entitled to recover assets specifically attributable to them pursuant to new CFTC regulations, but may nevertheless risk loss of some or all of their assets due to accounting or operational issues or due to legal risk in connection with the application of bankruptcy law to cleared swaps.

Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Advisor. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains, or achieving a high correlation with the total return of the high yield market.

Debt Instrument Risk

The Fund will invest in or seek exposure to debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, issuer credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. Without taking into account other factors, the prices of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those debt instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as the Fund may have to reinvest the proceeds received at lower interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to change. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which the Fund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to more credit risk than those issued by and guaranteed as to principal and interest by the U.S. government. All U.S. government securities are subject to credit risk. It is possible that the U.S. may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets.

High Yield Risk

Exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). Less active markets may diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund’s performance.

7. Federal Income Tax Information

The tax character of dividends paid to shareholders during the latest tax year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Total Distributions Paid
Access VP High Yield Fund	$5,608,072	$244,030	$5,852,102	$5,852,102

June 30, 2014 (unaudited) :: Notes to Financial Statements :: Access One Trust ::	25

As of the latest tax year ended December 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Access VP High Yield Fund	$6,045,864	$—	$—	$(2,317,178)	$17,140	$3,745,826

As of the latest tax year ended December 31, 2013, the Fund had capital loss carryforwards (“CLCFs”) as summarized below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. As of the latest tax year ended December 31, 2013, there were no CLCF’s not subject to expiration.

CLCFs subject to expiration that are limited as a result of changes in Fund ownership during the year and in prior years:

	Expires 12/31/16	Expires 12/31/17	Total
Access VP High Yield Fund	$2,210,446	$106,732	$2,317,178

The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

At June 30, 2014, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access VP High Yield Fund	$130,606,866	$2,779	$—	$2,779

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P.O. Box 182800
Columbus, OH 43218-2800

This report is submitted for the general information of the shareholders of the Access OneTrust. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, please call toll-free 888-776-5717.

A description of the policies and procedures that the Access OneTrust uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free 888-776-3637; (ii) on the Access OneTrust’s website at profunds.com; and (iii) on the Securities and Exchange Commission’s website at sec.gov. If applicable, information regarding how the Access OneTrust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge by calling toll-free 888-776-3637; (ii) on the Access OneTrust’s website at ProFunds.com; and (iii) on the Commission’s website at sec.gov.

Access OneTrust files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Funds in this report are available without charge on the Commission’s website at sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room inWashington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

PRO0614

Item 2. Code of Ethics.

Not applicable – only for annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable – only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable – only for annual reports.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Investments.

(a)   Not applicable.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Not applicable – only for annual reports.

(a)(2)  Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)  Not applicable.

(b)  Certifications pursuant to Rule 30a-2(b) are furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Access One Trust

By (Signature and Title)*		/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer and Principal Financial Officer

Date	August 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Todd B. Johnson
Todd B. Johnson, President and Principal Executive Officer

Date	August 29, 2014

By (Signature and Title)*		/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer and Principal Financial Officer

Date	August 29, 2014

* Print the name and title of each signing officer under his or her signature.